Exhibit 99.1

Addressing the Multibillion - Dollar Injectable Drug Markets with Oral Formulations December 2021

2 Safe Harbor Certain statements contained in this material are forward - looking statements . These forward - looking statements are based on the current expectations of the management of Oramed only, including with respect to clinical trials, milestones and the potential benefits of Oramed's products, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs ; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates ; competition from other pharmaceutical or biotechnology companies ; expected timing of clinical studies for the potential Oravax Medical Inc . vaccine, its potential advantages, safety and efficacy and its potential to protect against COVID - 19 and variants thereof ; and our ability to obtain additional funding required to conduct our research, development and commercialization activities, and others, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward - looking statements . Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . For a more detailed description of the risks and uncertainties affecting Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange Commission, which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements . Please refer to the company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward - looking statements . Oramed undertakes no obligation to update or revise any forward - looking statements .

3 Oramed © 2021 Oramed Snapshot Company Overview Upcoming Catalysts Key Financial Metrics Company Management ▪ Proprietary oral protein delivery platform ▪ Diabetes first - initially targeting the lucrative insulin market ▪ NASDAQ/TASE: ORMP ▪ Robust pipeline leveraging IP portfolio for additional significant market opportunities ▪ 87 granted patents, 36 pending patent applications, worldwide ▪ Multiple value - creation events for 2021/22 ▪ Strong financial position ▪ ~ $174M 1 in cash and investments ▪ No debt 1 As of December 3, 2021 (unaudited) ▪ Experienced management team backed by world - class scientific experts

4 Proprietary Technology for Oral Drug Delivery Harsh pH Stomach acidity cleaves and shreds protein Protease attack Proteases attack and break down proteins Absorption barrier Therapeutic proteins fail to be absorbed via the intestinal wall (barrier) Proteins and Peptides do Not Survive the Digestive System pH shield Sensitive enteric coating protects capsule contents before entering small intestine Protease protection Protease inhibitors protect the active agent Absorption enhancement Assists the permeation of proteins/peptides across intestinal membrane and into bloodstream Oramed Technology Protects Drug Integrity and Increases Absorption

5 Phase 2 Phase 3 Multiple Clinical - Stage Programs ORMD - 0801 (Oral Insulin) Diabetes ORMD - 0801 (Oral Insulin) NASH ORMD - 0901 (Oral GLP - 1) Type 2 Diabetes Phase 1 Exploratory Studies Leptin (T1DM – PD: glucose and glycogen reduction; PK) Oravax’s Oral Covid - 19 Vaccine Clinical Trials to begin shortly Oramed © 2021

Diabetes: Millions of diabetics inject insulin today and wish for oral dosage

7 1 in 1 1 Adults on the Planet Have Diabetes every 6 SECONDS 1 adult dies from diabetes 4M deaths in 2017 https://www.idf.org/e - library/epidemiology - research/diabetes - atlas/159 - idf - diabetes - atlas - ninth - edition - 2019.html WORLD 463 M People live with diabetes PREVALENCE 9 . 09% 20 19 2045 MILLION expected increase: +237 healthcare 10% spent on diabetes In 2019 diabetes expenditure reached US $ 760 billion

ORMD - 0801: Oral Insulin

9 Oramed © 2021 Oral Insulin Mimics the Delivery of Endogenous Insulin Injectable Insulin Current Injectable insulin is introduced directly to the bloodstream, with only a small fraction reaching the liver, where endogenous insulin is regulated ORMD - 0801 is delivered orally with first pass metabolism occurring in the liver, mimicking endogenous insulin regulation before reaching the bloodstream, thus reducing risks and complications associated with injectable insulin and enabling earlier patient engagement Oral Insulin Future 4 ) First pass metabolism and regulation in the liver 2 ) Local absorption in small intestine To systemic circulation 1) ORMD - 0801 delivered via POD technology 3 ) Insulin reaches liver via portal vein

10 Oramed © 2021 Oral Insulin: Significant Advantages Over Injectable Insulins Advantages of ORMD - 0801 Oral Insulin Ease of Administration Oral delivery benefits diabetic patients with a fear of needles and should improve patient administration and compliance Improved Blood Glucose Control Insulin is regulated endogenously in the liver, limiting the amount of excess systemic insulin that can lead to hypo/hyper - glycemic events No Weight Gain Better insulin control prevents cells from absorbing excess glucose that can be converted to fat and lead to weight gain

11 ▪ T1DM is autoimmune: The body destroys its own insulin - producing (beta) cells, leaving patients completely dependent on external insulin sources ▪ 10% of diabetics have T1DM: Up to 46 million people worldwide have T1DM ▪ Projected Market: $24 billion by 2029 ▪ T 2 DM is metabolic: The body becomes insulin resistant. Injections may be used to make up for the pancreas ’ s inability to create sufficient insulin to keep blood sugar at normal levels ▪ 417 million people worldwide need treatment ▪ Projected Market: $ 92 billion by 2029 ORMD - 0801 for Type 1 & Type 2 Diabetes TYPE 1 Diabetes TYPE 2 Diabetes Diabetes inhibits the production of sufficient insulin and causes elevated levels of glucose in the blood

12 ▪ Long - acting insulin (basal) helps maintain stable insulin levels during fasting periods ▪ Rapid - acting insulin (bolus) prior to each meal to stabilize blood sugar ▪ Administration is via injection or pump ▪ Easier use and reduced systemic exposure ▪ Potentially reducing multiple daily injections ▪ Tighter regulation and control of blood sugar levels by directly targeting liver glucose ( TiR ), due to portal administration ORMD - 0801 for Type 1 Diabetes (T 1 DM) Potentially eliminating the need for insulin before each meal T1DM patients are treated with various types of insulin replacement therapy Oramed oral insulin

13 Oramed © 2021 Phase 2a Trial in T1D Completed • Oral insulin met primary endpoint of reducing exogenous insulin requirements in Phase 2a T1D study • Oral insulin decreased use of rapid - acting insulin, level of post - meal glucose, and levels of daytime glucose • Additionally, day and night blood glucose levels were lower compared to control group Oral Insulin Reduces Exogenous Insulin Requirements Reduction in Fasting Blood Glucose (FBG) -18 -13 -8 -3 2 -60 -50 -40 -30 -20 -10 0 10 Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Delta Basal Insulin Delta Bolus Insulin Delta FPG FPG (mg/dl) Delta Placebo vs ORMD Basal or Bolus Insulin (units) Delta Placebo vs ORMD 25 T 1 DM patients 7 days of treatment 3 times a day (at mealtime) T1D Phase 2a Highlights 2 Note: (1) American Diabetes Association, https://www.diabetes.org/resources/statistics/statistics - about - diabetes (2) ClinicalTrials.gov Identifier = NCT 02094534 By directly targeting liver glucose, ORMD - 0801 may provide tighter blood sugar regulation and control for the ~1.6M 1 Type 1 diabetes patients in the US – potentially reducing the need for multiple daily injections, including mealtime insulin.

Phase 2 – Completed 180 Patient Trial for T2D

Trial Highlights

33 US Sites | **180** Patients | **28** Day Treatment | **2** Dose Groups[1]

Design	• Double-blind, randomized, placebo-controlled, 4 week, once daily (3 capsules) treatment
Study Population	• Patients with T2D who (1) are being treated by diet and exercise, (2) are untreated with antidiabetic medications, or (3) are treated with metformin as a monotherapy or in combination with one other antidiabetic drug (excluding insulin) are eligible for enrollment
Endpoints	• ***Primary:*** mean nighttime glucose levels[2] • ***Secondary:*** mean 24-hour glucose[1], percent change in CGM mean fasting glucose between treatment and run-in; change from baseline to Week 4 of morning fasting c-peptide; percent change in A1C from Baseline to Week 4
Dose Cohorts	• **Placebo:** 3x placebo capsules • **Active:** 16mg (1 dose/capsule) and 24mg (1.5 dose/capsule)

Note: ClinicalTrials.gov Identifier = NCT02496000. (1) Trial only had 1 dose level, but patients were given either a full dose, or 1.5 doses (2) Based on 2 nights of CGM data by comparison of the mean percent change between Baseline and Week 4 of ORMD-0801 and placebo groups

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Oramed © 2021

15 Oramed © 2021 Phase 2 Trial Demonstrated No Drug Related Serious Adverse Events and Promising Efficacy on CGM Parameters 90 7 298 8.48 13.7 12.38 2.01 1.66 - 0.35 Nighttime CGM Glucose Mean % change Nighttime CGM Glucose Mean mg/dl change Nighttime CGM Glucose Median mg/dl change Change from run - in (80% trim) Mean Nighttime CGM Change Compared to Placebo Placebo ORMD-0801 (Dose 1 & 2) 13.26 15.95 11.88 - 0.32 - 0.41 0.88 24 Hours Fasting (5AM to 7AM) Daytime (6AM to 10PM) Mean Change from run - in period Glucose (mg/dl) Exploratory CGM Parameters (mg/dL) Placebo ORMD-0801 (Dose 1 & 2) • ORMD - 0801 showed promising reductions in mean 24 - hour, fasting, and daytime glucose levels • All ORMD - 0801 values statistically significant versus the placebo (p - Value<0.05) Exploratory Endpoints • Achieved primary endpoint and showed significant positive effects • Safe/well - tolerated with no drug related serious adverse events • Dose groups 1 & 2 are pooled on weighted mean nighttime glucose levels • All ORMD - 0801 values statistically significant versus the placebo (p - Value<0.05) Primary Endpoint 1 st 2 nd * * * * * * Note: ClinicalTrials.gov Identifier = NCT02496000. (*) Indicates statistically significant difference versus placebo (p - Value <0 .05)

16 Oramed © 2021 Phase 2 b – Completed 298 Patient Trial for T 2 D Note: ClinicalTrials.gov Identifier = NCT03467932. (1) 36 Sites: 2 sites (49 subjects) were excluded due to significant treat men t by center interaction; 347 subjects received primary treatment and had baseline A1c (included in ITT); 298 subjects included in primary analysis; 266 included in final analysis (Week 12 A1C results) Design • Double - blind, randomized, placebo - controlled, 12 - week, once/twice/or three times daily treatment Study Population • Patients with T2D who are taking metformin only (at least 1500 mg or maximally tolerated dose) or metformin in addition to no more than two of the following: Glibenclamide , Glipizide, Empagliflozin, Pioglitazone, Glimepiride, Dapagliflozin, Sitagliptin, Glibomet , Ertugliflozin Endpoints • Primary: m ean change in A1C from Baseline to Week 12 of treatment period • Secondary: safety (AES, hypoglycemic events); fasting plasma glucose (FPG) + CGM; weight Dose Cohorts Placebo comparator for each cohort 8 mg/day (8 mg, 1x/day) 16 mg/day (8 mg, 2x/day or 16 mg, 1x/day) 32 mg/day (32 mg, 1x/day or 16 mg, 2x/day) 64 mg/day (32 mg, 2x/day) 96 mg/day (32 mg, 3x/day) Trial Highlights 34 US Sites 1 298 Patients 1 7 Dose Groups 90 Day Treatment

17 Oramed © 2021 ORMD - 0801 Phase 2b Achieved Safety and Primary Endpoints Note: ClinicalTrials.gov Identifier = NCT03467932. 8 mg, 2 x - 0.81 - 0.82 0.25 - 0.36 - 0.54 - 0.53 - 0.45 -1 -0.8 -0.6 -0.4 -0.2 0 0.2 0.4 A 1 C Change from Baseline 16 mg, 1x/day 8 mg, 1x/day 8 mg, 2x/day 32 mg, 1 x/day 32 mg, 2x/day 32 mg, 3x/day Phase 3 Doses Mean Placebo Adjusted A 1 C Change from Baseline at Week 12 Primary Endpoint • Achieved primary efficacy endpoint in reduction in A1C at Week 12 • The 8 mg once - daily and twice - daily arms achieved statistically significant values at Week 12 vs. Placebo (p - value 0.028 and 0.029, respectively) 16 mg, 2x/day

18 Oramed © 2021 ORMD - 0801 Phase 2b Exhibited Strong A1C Lowering Activity at 8 mg 1x/Day Dose 90 7 - 0.14 - 0.95 - 1.4 Placebo 8 mg, 1x 8mg, 1x (Baseline >9%) Significant A1C lowering with 8 mg, 1x/day dose • 8 mg 1 x/day showed 0.95 ( 0.81 placebo adjusted) reduction in A 1 C (p= 0.028 ) • 8 mg 1 x/day for patients with baseline A 1 C > 9 % showed 1.40 ( 1.26 placebo adjusted) reduction in A 1 C Mean A1C Change from Baseline at Week 12 ORMD - 0801 upheld safety profile previously exhibited in first Phase 2 study x No increase in Serious Adverse Events compared to Placebo x No increase in Hypoglycemic Events compared to Placebo • 6.1% (5/82) of subjects in placebo group compared to 0% (0/15) of subjects in 8mg 1x/day had at least 1 hypoglycemic event x No weight gain compared to Placebo at Week 12 Note: ClinicalTrials.gov Identifier = NCT03467932.

19 FDA BLA Pathway: • Confirmatory Phase 3 Study • Submission to FDA x No increase in Adverse Events compared to Placebo x No increase in Hypoglycemic Events compared to Placebo x No weight gain compared to Placebo FDA Phase 2b Trial Results - Primary Endpoint Successfully Met Safe and well tolerated Significant HbA1c lowering with 1X/daily treatment: Gain 12 - year marketing exclusivity upon FDA approval

Phase 3 Trials: Maximizing ORMD - 0801 ’ s Success in the Market

21 Oramed © 2021 Two Pivotal Phase 3 Trials will Maximize ORMD - 0801’s Success in the Market Source: (1) FDA indicated possible 1L designation based on the ORA - D - 013 - 2 trial in which ~30% of enrolled patients are metformi n treatment naïve Patient Type Design & Dosing Type 2 Diabetes Mellitus with Inadequate Glycemic Control on Two or Three Oral Glucose - Lowering Agents ORA - D - 013 - 1 1 Double Blind, Double Dummy, 1:1:1 randomization • 675 subjects • R eached over 75% randomization 1 • US - based 8 mg 2x/day at night and 45 mins before breakfast Placebo 2 x/day at night and 45 mins before breakfast 8 mg 1x/day at night and placebo 45 mins before breakfast • To compare the efficacy of ORMD - 0801 to a placebo in improving glycemic control over a 26 - week period • To evaluate the safety of ORMD - 0801 over a 52 - week period 2 / 3 L in place of DPP 4 s/GLP - 1 /SGLT - 2 s or in combination with GLP - 1 /SGLT - 2 s 1 st 2 nd Trial Endpoints Market Positioning if Successful 1 As of November 23 , 2021

22 Oramed © 2021 Two Pivotal Phase 3 Trials will Maximize ORMD - 0801 ’ s Success in the Market Source: (1) FDA indicated possible 1L designation based on the ORA - D - 013 - 2 trial in which ~30% of enrolled patients are metformi n treatment naïve Patient Type Design & Dosing Type 2 Diabetes Mellitus with Inadequate Glycemic Control on Diet Control Alone or on Diet Control and Metformin Monotherapy ORA - D - 013 - 2 2 Double Blind, 1:1 randomization • 450 subjects (~ 30 % naïve patients to 1 L therapy - metformin) • R eached over 25 % randomization 1 • US, European and Israel - based • To compare the efficacy of ORMD - 0801 to a placebo in improving glycemic control over a 26 - week period • To evaluate the safety of ORMD - 0801 over a 52 - week period 1L monotherapy or 1L with metformin 1 1 st 2 nd Trial Endpoints Market Positioning if Successful Placebo at night 8 mg at night 1 As of August 24, 2021

23 Oramed © 2021 ORMD - 0801’s Robust Clinical Development Program has Paved the way Towards Anticipated Approval Note: CSR = Clinical Study Report; SAE = Serious Adverse Event (1) Includes all clinical studies across all indications, including formulation studies ORMD - 0801 Development Prep BLA & File 2021 2022 Anticipated FDA Approval in 2024 2023 2024 CSR CSR T2D Phase 3 ORA - D - 013 - 1 study Ongoing T 2 D Phase 3 ORA - D - 013 - 2 study Ongoing T2D Phase 2b study Completed NASH Phase 2 Ongoing Development Highlights: • First T2D Phase 3 trial initiated • Second T2D Phase 3 trial initiated • Phase 2 in NASH and potential future T1D studies support additional upside >900 Study Subjects 1 > 10,000 Human Doses Strong Efficacy Signals No Drug - Related SAEs ORMD - 0801 Development

24 China License Deal: 500M patient potential * Journal of the American Medical Association ▪ License: Exclusive right to ORMD - 0801 in Greater China ▪ Licensee: Hefei Tianhui ("HTIT") Owns with Sinopharm a state - of - the - art GMP API insulin manufacturing facility - HTIT clinical trials of ORMD - 0801 underway ▪ $50M Payments + Royalties: - $12M in restricted stock (at premium) - $38M milestone payments ▪ $33M received to date ▪ $17M expected over the next 2 - 3 years - Up to 10% royalties on net sales diabetic ( 10.9 % of adult population) prediabetic ( 35.7% of adult population) Chinese diabetes market* 114 M ~388M

Two Ongoing Phase 2 Trials for T2D with NASH

With direct action on the liver, ORMD-0801 has the potential to address ~50% of diabetics suffering from NASH, a population with increased mortality.

Trial Highlights

2 Protocols

48 Patients[1]

90 Day Treatment

1 Dose Cohort

	Trial #1: Pilot Study to Assess Efficacy and Safety of ORMD-0801	Trial #2: Safety & Efficacy of ORMD-0801
Design	• Open label, non-randomized, single group, 12-week, once daily treatment in **18 T2D** patients with NASH in Israel &EU	• Double-blinded, randomized, 2 groups, 12 week, twice daily treatment in **30 T2D** patients with NASH in US & Israel
Study Population	• Patients with T2D with fat concentration in the liver of moderate steatosis (>8% liver with steatosis)	• Patients with T2D, fat concentration in the liver of moderate steatosis (>8% liver with steatosis)
Endpoints	• ***Primary:*** number of treatment-related adverse events • ***Secondary:*** change in liver fat content (MRI-PDFF) from Baseline to Week 12	• ***Primary:*** number of treatment-related adverse events • ***Secondary:*** change in liver fat content (MRI-PDFF) from Baseline to Week 12
Initial Data	• ***Efficacy from first eight patients:*** 30% relative reduction measured by MRI-PDFF; 6.9±6.8% mean reduction in liver fat content (p value: 0.035) • ***Safety from first eight patients:*** No drug-related Serious Adverse Events	• Initiated in Q4 2020

Note: ClinicalTrials.gov Identifier = NCT02653300 and NCT04618744. (1) Originally treated 8 patients (Israel), an additional 10 patients to be treated (EU). Second trial to treat 30 patients (US, Israel). Final statistical analysis will be pooled from the 2 separate protocols.

Oramed © 2021

25

ORMD - 0901: Oral GLP - 1 Analog

27 T2DM medication Mimics the natural hormone in the body Compelling safety profile Decreases blood glucose levels Preserves beta cell function Effectively reduces HbA1c Promotes weight loss IND Bioavailability study GLP - 1 Analog: ORMD - 0901 for Oral GLP - 1 (TD2M) GLP - 1 Analog ORMD - 0901 Clinical Status Oramed © 2021

28 Oral GLP - 1 - ORMD - 0901 Preserved the biological activity of orally delivered exenatide. ORMD - 0901 successfully curbed blood sugar excursions following glucose challenge ORMD - 0901 formulations Preclinical: Oral exenatide delivery amounted to a >50% reduction in mean glucose (similar to SC) 0 20 40 60 80 100 120 S.C. AG 4 AG 3 - + + + + Exenatide Glucose * * * Area (mg/dl)/minutes * 10 2 Human (4 healthy volunteers) 150 mg exenatide 0 20 40 60 80 100 120 140 -50 0 50 100 150 Insulin (mU/mL) n= 4 ORMD - 0901 Placebo

29 Oramed © 2021 ▪ Joint Venture - Oramed is the majority shareholder of Oravax (63%) ▪ License - Royalties: 7.5% of net sales - Sublicensing: 15% - S ales milestone : $25M - $100M – Novel Oral Covid - 19 Company Covid - 19 Vaccines 2021 : $ 13.6 b The Oravax technology integrates Premas Biotech’s D - Crypt Ρ technology with an oral delivery platform from Oramed Pharmaceuticals based on their proprietary POD Ρ delivery technology . Covid - 19 Market Sources : https://www.pharmaceutical - technology.com/news/covid - 19 - vaccine - market - set - to - reach - 19 - 5 bn - by - 2026 - register - for - free - webinar/#:~:text=The% 20 size% 20 of% 20 the% 20 COVID,be% 20 required% 2 C% 20 according% 20 to% 20 GlobalData. https://www.marketwatch.com/press - release/covid - 19 - vaccine - market - size - comprehensive - analysis - growth - forecast - from - 2020 - to - 2030 - 2021 - 07 - 15

30 Oramed © 2021 - Advantages ▪ No temperature rise, no body weight loss/gain, no adverse events noted in any animal ▪ Significant antibody response, as well as cellular immune response ▪ Long term retention of the antibody response in animals, post 150 days Triple antigen vaccine expected to be effective against COVID variants ▪ Manufacturing Advantages Ease of scale up Straight - forward tech transfer Manufacturing and COGs optimization Consistent process ▪ Oral Format No needles Easy to administer at home (no need for professional administration) No need for low temperature storage (freezer) Potential for further reduction in side effects (greater safety) ▪ Safe, non - toxic, and efficacious in preclinical and GLP Tox studies in animals:

31 Oramed © 2021 - Oravax and Genomma Lab Form Joint Venture • Contribute to the oral vaccine ’ s development, clinical, regulatory, and commercial activities • L everage supply chain, partnerships and market presence in LATAM • P articipate in a future investment in Oravax. • 50/50 JV to Develop and Commercialize Oral COVID - 19 Vaccine in Mexico • Drive Business Development in LATAM • Intended US$20 million share swap Genomma Lab is a leading pharmaceutical and personal care product company in LATAM Genomma Lab Will:

32 Anticipated Development Milestones • Bioavailability Study (T 2 DM) Initiation & Completion • T2DM: Phase 3 trials • NASH: Phase 2 underway • Phase I ex - USA Initiation 0801 oral insulin 0901 GLP - 1 Leptin 2022 2021 0801 oral insulin 0901 GLP - 1 Leptin • T2DM: Topline Data • NASH: Topline Data • Topline Data • Phase 2 Initiation Oramed © 2021

33 Funneling Huge Injectable Drug Markets to Novel Oral Formulations Covid - 19 Vaccine 2021 : $ 13.6 b GLP - 1 2020: $12 b Insulin 2019: $34 b NASH 2019: $2.9 b Oramed © 2021 Insulin Market: Human Insulin Market Trends and Forecast, 2020 - 2025 - ResearchAndMarkets.com | Business Wire GLP - 1 Market: GLP - 1 Receptor Agonist Market Size Report, 2020 - 2027 (grandviewresearch.com) NASH Market: Non - Alcoholic Steatohepatitis (NASH) Market Size, (2020 - 2027) (reportsanddata.com)

34 Management Team Nadav Kidron, Esq, MBA - CEO & Director Entrepreneur whose experience includes decades of senior executive roles in a wide range of industries including business, law and technology Miriam Kidron, PhD - CSO & Director Senior Researcher at the Diabetes Unit of Hadassah Medical Center for more than 25 years Josh Hexter - Chief Operating & Business Officer More than 18 years of prominent leadership roles in biotech and pharma David Silberman, CPA - CFO Extensive experience in corporate financial management Roy Eldor, MD - Chief Medical Advisor Director, Diabetes Unit, Institute of Endocrinology, Metabolism & Hypertension, Tel - Aviv Medical Center Michael Rabinowitz - Chief Commercial Officer Over 2 decades experience in launching and marketing new medications and treatments

35 Board of Directors Kevin Rakin - Chairman Co - Founder and Partner at HighCape Partners; former President of Regenerative Medicine at Shire plc Leonard Sank Entrepreneur and business leader; Director of Macsteel Service Centres SA (Pty) Ltd Aviad Friedman Director General of Israel’s Housing Ministry and served as a board member of public and private companies including Maayan Ventures and Capital Point Arie Mayer Managing Director and Chairman of the Board of Merck Life Science Israel (formerly Sigma - Aldrich Israel Ltd.) Nadav Kidron CEO, Oramed Miriam Kidron CSO, Oramed Oramed © 2021

36 Scientific Advisory Board Roy Eldor, MD, PhD Director, Diabetes Unit, Institute of Endocrinology, Metabolism & Hypertension, Tel - Aviv Medical Center Ele Ferrannini, MD, PhD Professor, Internal Medicine, University of Pisa School of Medicine. Past President of the EASD Alexander Fleming, MD Recognized authority in the metabolic and endocrine fields with extensive FDA experience. Avram Herskho , MD, PhD; Nobel Laureate Distinguished professor in the biochemistry unit in the B. Rappaport Facility of Medicine, Technion, Haifa, Israel Harold Jacob, MD Chief Medical Officer, NanoVibronix . Previously, Director, Medical Affairs at Given Imaging. Julio Rosenstock, MD Director, Dallas Diabetes Research Center, Professor, University of Texas Southwestern Medical Center; Associate Editor, Diabetes Care . Jay Skyler, MD, MCAP Professor or Medicine, Division of Endocrinology, Diabetes & Metabolism, Department of Medicine, University of Miami.

37 Oramed (NASDAQ/TASE: ORMP) Addressing the Multibillion - Dollar Injectable Drug Markets with Oral Formulations ▪ Proprietary oral protein delivery platform ▪ Diabetes First: Initially targeting the lucrative insulin market; additional markets in the pipeline ▪ Strong financial position with ~ $174M 1 in cash and investments, no debt – ~38M shares outstanding (~41M fully diluted) 2 ▪ Strong management team backed by world - class scientific experts ▪ Multiple near - term value - creation catalysts for this year ▪ Robust IP Portfolio - Methods and compositions for oral administration of proteins - Methods and compositions for oral administration of exenatide - Methods and compositions (insulin + exenatide) - Improved protease inhibitors 1 As of December 3 , 2021 (unaudited) 2 As of November 24 , 2021

THANK YOU www.oramed.com